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                                            THE HARTCOURT COMPANIES, INC.

                                                AMERICAN EQUITIES LLC

                                                  WARRANT AGREEMENT

                                            Dated as of December 20, 1996
































Warrant Agreement

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[GRAPHIC OMITTED]



Warrant Agreement

                                                  WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (the "Agreement"), dated as of December 20, 1996, is made and entered into by and between THE HARTCOURT COMPANIES, INC., a Utah corporation (the "Company") and AMERICAN EQUITIES LLC, a California limited liability company (the AConsultant").

ssue and sell to the Consultant and
the Consultant agrees to purchase from the Company, for the price of $100, a warrant, as hereinafter described (the "Warrant" and together with any warrants subsequently issued hereunder, the "Warrants"), to purchase up to 2,000,000 shares, as may be adjusted from time to time as set forth herein, of the Company's common stock, $0.01 par value (the "Common Stock"). The Warrant is being issued in connection with a consulting agreement between the Company and the Consultant of even date herewith. The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the "Warrant Stock." The Warrants shall be issued pursuant to this Agreement on or within five business days of the date hereof.

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants, the Warrant Stock and the respective rights and obligations thereunder, the Company and the Consultant, for value received, hereby agree as follows:

         Section 1. Transferability and Form of Warrants.

                  1.1 Registration. All Warrants shall be numbered and shall be registered on the books of the Company when issued.

                  1.2 Transfer.  The Warrants shall be transferable  only on the books of the Company maintained at its principal office, wherever its principal office may then be located, upon delivery thereof duly endorsed by a Warrantholder ( "Warrantholder") or by its duly authorized attorney or Consultant and with the signatures properly guaranteed, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any




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registration  of  transfer,   the  Company  shall  execute  and  deliver  a  new
certificate evidencing each such Warrant to each person entitled thereto.

                  1.3 Limitations on Transfer of the Warrants. The Warrants and Warrant Stock may be sold, transferred, assigned or hypothecated by the Consultant at any time. The Warrants may be divided or combined, upon request to the Company by a Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Warrant Stock. Unless the context indicates otherwise, the term "Warrant holder" shall include the Consultant and any transferee or transferees of the Warrants pursuant to this subsection 1.3 and as otherwise permitted by this Agreement, and the term "Warrants" shall include any and all Warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

                  1.4 Form of Warrants. The text of the Warrant certificates and of the form of election to purchase Warrant Stock shall be substantially as set forth in Exhibit A attached hereto. The aggregate number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjus ment upon the occurrence of certain events, all as hereinafter or therein provided. The Warrants shall be executed on behalf of the Company by its President or by a Vice President and attested to by its Secretary or by an assistant Secretary. A Warrant certificate bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant certificate or did not hold such office on the date of this Agreement or at any time thereafter.

                           The Warrant certificate shall be dated as of the
date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

                  1.5 Legends.  Each certificate for any of the




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Securities and Warrant Stock shall not bear a legend.

         Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for ano her certificate or certi-

ficates entitling the Warrant holder to purchase a like aggregate number of shares of Warrant Stock as the certificate or certificates surrendered then entitled such Warrant holder to purchase. Any Warrant holder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates as so requested.

         Section 3.  Term of Warrants; Exercise of Warrants.

                  3.1 Exercise of Warrants. Subject to the terms of this Agreement, the Warrant holder shall have the right, at any time and from time to time until 5:00 p.m., Pacific Time, on December 20, 2002 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable shares of Warrant Stock to which the Warra t holder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly completed and executed, and upon payment to the Company of the respective Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof) for the number of shares of Warrant Stock in respect of which such Warrants are then exercised, but in no event for less than 100 shares of Warrant Stock (unless less than an aggregate of 100 shares of Warrant Stock are then purchasable under all outstanding Warrants held by such Warrant holder). This Warrant may be exercised from time to time in whole or in part, upon 75 days written notice.

                  3.2 Payment of Warrant Price. Payment of the Warrant Price shall be made in cash, by certified or official bank check (next day funds), business check issued by American Equities LLC, a promissory note issued by American Equities LLC bearing




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interest  at  six  percent   (6%)  per  annum  and  due  in  five  equal  annual
installments, or any combination thereof.

                  3.3 Cashless Exercise. In addition to the method of payment set forth in Section 3.2 above and in lieu of any cash payment required thereunder, unless otherwise prohibited by law, the Warrantholders shall have the right at any time and from time to time to exercise the Warra ts in full or in part (i) by receiving from the Company the number of shares of Warrant Stock equal to the number of shares of Warrant Stock otherwise issuable upon such exercise less the number of shares of Warrant Stock having an aggregate value on the date of exercise equal to the respective Warrant Price multiplied by the number of shares of Warrant Stock for which this Warrant is being exercised and/or (ii) by delivering to the Company the number of shares of Common Stock having an aggregate value on the date of exercise equal to the respective Warrant Price multiplied by the number of shares of Warrant Stock for which this Warrant is being exercised.

                           Upon surrender of the Warrants and payment of the
respective Warrant Price as aforesaid, and after the expiration of a 75 day period commencing upon the date Consultant notifies the Company of its exercise of the Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder, and in such name or names as the Warrant holder may designate, certificates for the number of full shares of Warrant Stock so purchased upon such exercise of the Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional shares otherwise issuable upon such surrender. Such certificate or certificates, to the extent permitted by law, shall be deemed to have been issued and any person so designated to be named therein shall be defined to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the respective Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrant holder, either in full or from time to time in part for Common Stock and, in the




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event that a Warrant is  exercised  in respect of less than all of the shares of
Warrant Stock specified therein at any time prior to the Termination Date, a new Warrant evidencing the remaining shares of the Warrant Stock purchasable by such Warrantholders hereunder shall be issued by the Company to such Warrantholders.

         Section 4. Validity; Payment of Taxes. All securities delivered upon exercise of a Warrant shall be duly and validly issued and non-assessable. The Company shall pay all documentary stamp taxes, if any, attr butable to the initial issuance of the Warrants and the shares of Warrant Stock issuable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants, the Warrant Stock.

         Section 5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warr nt holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certi-

ficate or  certificates,  or in lieu of and  substitution for the certificate or
certificates   lost,  stolen  or  destroyed,   a  new  Warrant   certificate  or
certificates of like tenor and repre-

senting an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant. A written declaration executed and acknowledged by a Warrantholder shall be deemed reasonably satisfactory evidence of such loss, theft or destruction.

         Section 6. Reservation of Shares. The Company represents and warrants to the Warrant holder that there has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. Every transfer agent for the Common Stock and o her securities of the Company issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to reserve such number of authorized shares




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and other  securities as shall be required for such  purpose.  The Company shall keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company shall supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and shall provide or otherwise make available any cash which may be payable in lieu of the issuance of fractional shares, as provided in Section 9 hereof.

         Section 7. Warrant Price. The price per share at which shares of Warrant Stock shall be purchasable upon the exercise of the Warrants shall be as follows:

         (A) $0.30 per share for 400,000 shares
         (B) $0.60 per share for 400,000 shares
         (C) $1.50 per share for 400,000 shares
         (D) $1.80 per share for 400,000 shares
         (E) $2.10 per share for 400,000 shares

         The prices above are each subject to adjustment pursuant to Section 8 hereof (as so adjusted from time to time, the "Purchase Price" or AWarrant Price@).

         Section 8.  Adjustment of Purchase Price and Number of
Shares of Common Stock Deliverable.

                  8.1 Adju tment of Purchase Price.

                           (a) Except as hereinafter provided, in the event
the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock, including shares held in the Company=s treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for a consideration per share ess than the Market Price (as defined in Section 8.8) then in effect, or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater




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or lesser number of shares (any such sale, issuance,  subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price for the Warrants in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (A) the sum of (x) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Purchase Price in effect immediately prior to such Change of Shares, and (y) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination by (B) the total number of shares of Common Stock outstanding immediately after such Change of Shares; provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock.

                  For the purposes of any adjustment to be made in accordance with this Section 8.1(a) the following provisions shall be applicable:

                           (i) In case of the issuance or sale of shares of
Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a considera-

tion part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (i) th subscription price, if shares of Common Stock are offered by the Company for subscrip-

tion, or (ii) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith), if such securities are sold to under-

writers or dealers for public offering without a subscription offering, or (iii) the gross amount of cash actually received by the Company for such securities, in any other case.

                           (ii) In case of the issuance or sale (otherwise




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than as a dividend or other  distribution  on any stock of the Company of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash or as part of a unit, the amount of the consideration therefor other than cash deemed to have been received by the Company or the amount received per share as part of a unit shall be the value of such consideration as determined in good faith by the Board of Directors of the Company on the basis of a record of values of similar property, services or securities. Such determination shall be subject to change in the event the Warrantholder elects, at its own expense, to retain a qualified appraiser to set the value of such consideration.

                           (iii) Shares of Common Stock issuable by way of
dividend or ot er distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                           (iv) The reclassification of securities of the
Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issu nce of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 8.1(a)(ii) hereof.

                           (v) The number of shares of Common Stock at any
one time outstanding shall be deemed to include the aggregate maximum number of shares issuable subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

                  (b) Upon each adjustment of the Purchase Price




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pursuant  to this  Section 8, the number of shares of Common  Stock  purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Purchase rice in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Purchase Price.

                  8.2 Adjustments for Options, etc. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined as provided in Section 8.1(a) hereof and as provided below) less t an the Market Price (as defined in Section 8.8) in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of Section 8.1(a) hereof, provided that:

                           (a) The aggregate maximum number of shares of
Common Stock, as the case may be, issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum p rchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (a) (and for the purposes of Section 8.1(a)(v) hereof) shall be reduced by the number of shares as to which options, warrants and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                           (b) The aggregate maximum number of shares of
Common Stock issuable or that may become issuable upon conversion or exchange of any convertible or exchangeable securities (assum-

ing conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, for a consideration equal to the consideration received by the Company f r such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (b) (and for the purposes of Section 8.1(a)(v) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                           (c) If any change shall occur in the price per
share  provided  for in any of the  options,  rights or warrants  referred to in
Section 8.2(a) hereof, or in the price per share or ratio at which the securities referred to in Section 8.2(b) hereof are convertible or exchangeable, such options, rights or




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warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be dee ed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities.

                           (d) In case of any reclassification or change of
outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or fr m par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its Chairman of the Board, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Sections 8.1 and 8.2 hereof. The above provisions of this Section 8.2(d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                           (e) Irrespective of any adjustments or changes
in the Warrant Price or the number of shares of Common Stock p rchasable upon exercise of the Warrants, no changes shall be necessary to the face of the Warrant Certificates theretofore and thereafter issued.

                           (f) After each adjustment of the Purchase Price
and the Warrant Exercise Price pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman of the Board, President, or a Vice President and by the Treasurer or the Secretary of the Company setting forth: (i) the Purchase Price and Warrant Exercise Price, a so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Company's Transfer Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent or the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                           (g) No adjustment of the Purchase Price shall be
made as result of or in connection with the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than one cent ($.01); provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least one cent ($.01). In addition, Registered Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.

                  8.3 Intentionally Left Blank.

                  8.4 Preservation of Purchase Rights upon Reclassifica-

tion, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or other entity or in case of any sale, lease, conveyance or other transfer to another corporation, person or other enti y of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, person or other entity, as the case may be, shall execute with the Warrantholder, and the agreements governing such consolidation, merger, sale, lease, conveyance or other transfer shall require such execution of, an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such event, upon exercise of the Warrants, to receive the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, lease, conveyance or other transfer had the Warrants (and each underlying security) been exercised immediately prior to such action. The Company shall promptly mail to each Warrantholder by first class mail, postage prepaid, notice of the execution of any such agreement. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase shares of Warrant Stock under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this Section 8.4 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8 hereof, and shall provide for terms and provisions at least as favorable to the Warrantholder as those contained in this Agreement. The provisions of this Section 8.4 shall similarly apply to successive consolidations, mergers, sales, leases, conveyances or other transfers.

                  8.5 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each share of Warrant Stock below the then par value per share, if any, of the Warrant Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in rder that the Company may validly and legally issue fully paid and nonassessable Warrant Stock upon exercise of the Warrants.

                  8.6 Independent Public Accountants. The Company may retain Coopers & Lybrand L.L.P. (or such other accounting firm qualified to practice in front of the Securities and Exchange Commission (the "Commission") as is reasonably acceptable to the Consultant) to make any computation required under this Section 8, and a certificate signed by such firm shall be onclusive evidence of the correctness of any computation made under this Section 8.

                  8.7 Redemption of Warrants. Notwithstanding anything to the contrary contained in this Agreement or elsewhere, the Warrants cannot be redeemed by the Company under any circumstances.

                  8.8 Market Price. For purposes of this Agreement, the term ACurrent Market Price@ shall mean (i) if the Common Stock is traded on the Nasdaq National Market (ANNM ) or on a national securities exchange, the per share closing price of the Common Stock in the NNM or on the principal stock exchange on which it is listed, as the case may be, on the date of exercise of the Warrant or, with respect to any adjustment pursuant to Section 8.1 or 8.2 hereof, on the date immediately preceding the announcement of the event causing such adjustment or (ii) if the Common Stock is traded in the over-the-counter market and not in the NNM or on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the thirty (30) consecutive trading days immediately preceding the date in question, as reported by The Nasdaq Small Cap Market (or an equivalent generally accepted reporting service if quotations are not reported on the Nasdaq Small Cap Market). The closing price referred to in clause (i) above shall be the last reported sale price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NNM or on the principal stock exchange on which the Common Stock is then listed. For purposes of clause (ii) above, if trading in the Common Stock is not reported by The Nasdaq Small Cap Market, the bid price referred to in said clause shall be the lowest bid price as reported in the Nasdaq Electronic Bulletin Board or, if not reported thereon, as reported in the Apink sheets@ published by National Quotation Bureau, Incorporated, and, if such Common Stock is not so reported, shall be the price of a share of Common Stock determined by the Company=s Board of Directors in good faith.

         Section 9. Fractional Shares; Current Market Price. The Company shall not be required to issue fractional shares of Common Stock on the exercise of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 9, be issuable upon the exercise of a Warrant (or specified portion thereof), the Company shall in lieu thereof pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock is traded on the Nasdaq National Market ("NNM") or on a national securities exchange, the per share closing price of the Common Stock in the NNM or on the principal stock exchange on which it is listed, as the case may be, on the date of exercise of the Warrant or, with respect to any adjustment pursuant to Section 8.1 hereof, on the date immediately preceding the announcement of the event causing such adjustment or (ii) if the Common Stock is traded in the over-the-counter market and not in the NNM or on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the thirty (30) conse-

cutive trading days immediately preceding the date in question, as reported by The Nasdaq Small Cap Market (or an equivalent generally accepted reporting service if quotations are not reported on The Nasdaq Small Cap Market). The closing price referred to in clause (i) above shall be the last reported sale price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NNM or on the principal stock exchange on which the Common Stock is then listed. For purposes of clause (ii) above, if trading in the Common Stock is not reported by The Nasdaq Small Cap Market, the bid price referred to in said clause shall be the lowest bid price as reported in the Nasdaq Electronic Bulletin Board or, if not reported thereon, as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, and, if such Common Stock is not so reported, shall be the price of a share of Common Stock determined by the Company's Board of Directors in good faith.

         Section 10. No Rights as Stockholder; Notices to Warrantholder. Except as expressly provided herein, nothing contained in this Agreement or in the Warrants shall be c nstrued as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a share-

holder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

                           (a) any action which would req ire an adjustment
pursuant to Section 8 hereof;

                           (b) an issuance by the Company of rights,
options, warrants or convertible securities to all or substantially all holders of its Common Stock, without any charge to such holders, containing the right to subscribe for or purchase Common Stock; or

                           (c) a dissolution, liquidation or winding up of
the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entiret or substantially as an entirety) shall be proposed;

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 13 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         Section 11.  Registration Rights; Obligations in
Registration.

                  11.1 Intentionally Left Blank.

                  11.2 Registration of Securities. The Company shall be obligated to prepare and file a registration statement, and amendments thereto, with the Commission for the registration of the Securities under the Act and shall be obligated to cause such registrat on statement, and amendments thereto, to be declared effective by the Commission on or prior to May 1, 1997. The Company shall be obligated to the registered holders of the Securities to continually maintain, at the Company's own expense, the currency and effectiveness of such registration statement of the Company, including the filing of any and all applications and other notifications, filings and post-effective amendments and supplements (collectively, the "Current Registration Statement"), as may be necessary, so as to permit the resale of the Securities until the earlier of the time that all shares of Securities have been sold pursuant to the Current Registration Statement or the Termination Date.

                  11.3 Further Rights of Warrant Holders. If at any time after the date hereof the Current Registration Statement is no longer in effect other than because all Securities have been sold pursuant to the Current Registration Statement or because the Termination Date has already occurr d, the Company shall be obligated to the registered holders of the Securities as follows:

                           (a) Whenever during the period beginning on May
1, 1997 and ending on December 20, 2002, the Company proposes to file with the Commission a registration statement (other than as to securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act), it shall, at least thirty (30) days prior to each such filing, give written notice of such p oposed filing to each holder of the Securities at their respective addresses as they appear on the records of the Company, and shall offer to include and shall include in such filing any proposed disposition of the Securities upon receipt by the Company, not more than twenty (20) days following the receipt of such notice, of a request therefor setting forth the facts with respect to such proposed disposition and all other information with respect to such person reasonably necessary to be included in such Registration Statement. In the event that such registration statement relates to an underwritten offering on a "firm commitment" basis and the managing underwriter for said offering advises the Company in writing that the inclusion of such Securities in the offering would be materially and substantially detrimental to the completion of the offering, such Securities shall nevertheless be included in the Registration Statement, provided that the Warrantholder and each holder of Securities desiring to have such Securities included in the Registration Statement agrees in writing for a period of ninety
(90) days following such offering not to sell or otherwise dispose of such Securities pursuant to such Registration Statement, which Registration Statement the Company shall keep effective for a period of at least nine (9) months following the expiration of such ninety (90) day period.

                           (b) In addition to any Registration Statement
pursuant to subparagraph (I) above, during the four-year perio beginning on January 1, 1997 and ending on the Termination Date, the Company will, as promptly as practicable (but in any event within sixty (60) days), after written request (the "Request") by the Consultant, or by a person or persons holding (or having the right to acquire by virtue of holding the Warrants) at least sixty percent (60%) of the shares of Warrant Stock which have been (or may be) issued upon exercise of the Warrants underlying the Warrants, prepare and file at the Company's expense a Registration Statement with the Commission and such applications or other filings as required under applicable state securities or blue sky laws sufficient to permit the public offering of the Securities, and shall use its reasonable best efforts at its own expense through its officers, directors, auditors and counsel, in all matters necessary or advisable, to cause such Registration Statement to become effective as promptly as practicable and to maintain such effectiveness so as to permit resale of the Securities covered by the Request until the earlier of the time that all such Securities have been sold or the expiration of one year from the effective date of the Registration Statement. Notwithstanding the foregoing, once and only once during the period the Company would have an obligation to register the Securities pursuant to this Section 11.3(b), the Company shall not be obligated to effect a registration pursuant to this Section 11.3(b) during the three (3) month period starting with the date thirty (30) days prior to the Company's estimated date of filing of an underwritten public offering of securities solely for the account of the Company; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; provided further, that the Company shall furnish to the Warrant holder and each holder of Securities a certificate signed by the managing underwriter stating that it would be seriously detrimental to the Company or its shareholders for the registration statement to be filed in the near future.

                           (c) All fees, disbursements and out-of-pocket
expenses (other than the Warrant holder's brokerage fees and commissions and legal fees of counsel to the Warrant holder, if any) in connection with the filing of any Registration Statement or maintaining the currency and effectiveness of the Current Registration Statement ( r obtaining the opinion of counsel and any no-action position of the commission with respect to sales under Rule 144) and in complying with applicable federal securities and state securities and blue sky laws shall be borne by the Company. The Company at its expense shall supply any holder of the Securities with copies of such Registration Statement and the prospectus included therein and other related documents and any opinions and no-action letters in such quan-

tities as may be reasonably requested by such holder of the Securities.

                           (d) The Company shall not be required by this
Section 11 to file such Registration Statement if, in the opinion of counsel for the Consultant, which counsel shall be reasonably satisfactory to the Company, or in the opinion of another counsel experienced in securities law matters acceptable to counsel for such holders, the proposed public offering or other transfer as to which such Registration Statement is requested is exempt from applicable federal secu ities and state securities and blue sky laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities," as defined in Rule 144 under the Act.

                           (e) The provisions of this Section 11 and of
Section 12 hereof shall apply to the extent provided herein if the Company chooses to file an offering statement under Regulation A promulgated under the Act.

                           (f) Notwithstanding the other provisions of this
Section 11, the Compa y may, in full  satisfaction of its obligations under this
Section 11, register the Securities with the Commission pursuant to the Act on any form then available to it so as to allow the unrestricted sale of the Securities to the public from time to time commencing at 9:00 a.m. Pacific time on May 1, 1997 and ending at 5:00 p.m. Pacific time on the Termination Date (the "Registration Period"). If the Company elects to so satisfy its obligations under this Section 11, the Company shall also file such applications and other documents necessary to permit the sale of the Securities to the public during the Registration Period in all states. In order to comply with the provisions of this Section 11.3(f), the Company may, but is not required to, file more than one Registration Statement. The Company shall file such post-effective amendments and supplements as may be necessary to maintain the currency of such

Registration Statement(s) during the period of its (their) use. In addition, if the holders of the Securities participating in such registration are advised by counsel that such Registration Statement, in their opinion, is deficient in any material respect, the Company shall use its best efforts to cause such Registration Statement to be amended to eliminate the concerns raised.

                           (g) The Company agrees that until all the
Securities have been sold under a Registration Statement or pursuant to Rule 144 under the Act, it shall keep current in filing all materials required to be filed with th Commission in order to permit the holders of such securities to sell the same under Rule 144.

                           (h) In the event any holder of Securities timely
elects to participate in an offering by including Securities in a Registration Statement pursuant to Section 11.3 hereof, the Company shall use its reasonable best efforts to effect such registration to permit the sale of Securities in accordance with the intended method or methods of disposition thereof, and pur-

suant thereto, the Company sh ll, as expeditiously as possible:

                           (i) Prepare and file with the Commission a
Registration Statement or Registration Statements on a form available for the sale of the Securities, and to cause any such Registration Statement filed under the Act pursuant to Section 11.3 hereof to become effective at the earliest possible date after the filing thereof and remain effective as provided herein and to comply with all applicable rules and regulations of the Commission (the "Rules and Regulati ns") in connection therewith, provided, however, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, including documents which would be incorporated or deemed to be incorporated by reference in the Registration Statement after the initial filing of any Registration Statement, the Company will furnish to the Consultant and the holders of the Securities, their respective counsel, and the underwriters, if any, to be engaged in connection with the offering and sale by the Company (for purposes of this Section 11.3(f), the "Public Underwriter"), copies of all such documents proposed to be filed, which docu-

ments will be subject to the review of the Consultant and such holders of the Securities, their respective counsel and the Public Underwriter, if any, and the Company will not file any Registration Statement, amendment thereto, any prospectus or any supplement thereto (including such documents incorporated or deemed to be incorporated by reference) to which the Consultant or the Public Underwriter, if any, shall reasonably object;

                                   (ii) Prepare and promptly file with the Com-

mission such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period of twelve (12) months; cause the related prospectus to be supplemented, by any required prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Act; and comply with th provisions of the Act with respect to the disposition of all Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition as set forth in such Registration Statement or supplement to such prospectus; the Company shall not be deemed to have used its reasonable best efforts to keep a Registration Statement effective during the applicable period if it intentionally or voluntarily takes any action that would result in the Consultant or such Warrantholders not being able to sell their Securities;

                                     (iii) As soon as the Company is advised or
obtains knowledge thereof, advise the Consultant and confirm the same in writing
(1) when the Registration Statement, as amended, becomes effective and when any post-effective amendment to the Registration Statement becomes effective, (2) of the issuance by the Commission or any State or other regulatory body of any stop order or other order, or of the initiation or the threat or contemplat on of any proceeding, the outcome of which may result in the suspension of the effectiveness of the Registration Statement or the issuance of any order preventing or suspending the use of any preliminary prospectus or the prospectus, or any amendment or supplement thereto, or the institution of any proceedings for that purpose, (3) of the issuance by the Commission or any State or other regulatory body of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation or the threat or contemplation of any proceeding for that purpose, (4) of the receipt of any comments from the Commission and (5) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the prospectus related thereto or for additional information; if the commission or any State or other regulatory body shall enter a stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus or the prospectus, or any amendment or supplement thereto, or suspend such qualification at any time, make every effort to obtain promptly the lifting of such order or suspension;

                              (iv)     If requested by the Public Underwriter,
if any, or the Consultant, or any holder of Securities (1) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Consultant or such Warrant holder and the Public Underwriter, if any, agree should be included therein relating to such sale and distribution of the Securities, including, without limitation, information with respect to the number of Securities being sold to such Public Underwriter, the purchase price being paid therefor by such Public Underwriter and with respect to any other terms of the underwritten offering of the Securities to be sold in such offering; (2) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be so incorporated in such prospectus supplement or post-effective amendment; and (3) supplement or amend any Registration Statement if requested by the Consultant, the holders of Securities or any underwriter of Securities;

                                     (v) Furnish to the Consultant, each of the
holders of Securities and their respective counsel, without charge and at such place as the Consultant may designate, copies of each preliminary prospectus, the Regist ation Statement and any pre-effective or post-effective amendments thereto (two of which will be signed and will include all financial statements and exhibits, one for the Consultant and one for the Consultant=s Counsel), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement and any term sheet, in each case as soon as available and in such quantities as the Consultant and each holder of the Securities may request;

                                     (vi) During the time when a prospectus is
required to be delivered under the Act, it shall comply with all requirements imposed upon it by the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the prospectus, or any amendments or supplements thereto; if at any ime when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of the Company or counsel for the Company or the Consultant or counsel for the Consultant , the prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, notify the underwriter and prepare and file, at the Company's expense, with the Commission an appropriate amendment or supplement to the Registration Statement or an amendment or supplement to the prospectus which will correct such statement or omission, or effect such compliance, each such amendment or supplement to be reasonably satisfactory to the Consultant and the counsel for the Consultant; and furnish to the Consultant copies of such amendment or supplement as soon as available and in such quantities as the Consultant may request;

                                     (vii)  As soon as practicable, but in any
event not later than forty-five (45) days after the end of the twelve (12) month period beginning after the effective date of the Registration Statement, make generally available to its security holders, in the manner specified in Rule 158(b) promulgated under the Act, and to the Consultant, n earnings statement which will comply with the provisions of Section 11(a) of the Act and Rule 158(a) promulgated under the Act;

                                     (viii)  Deliver to the Consultant and each
of  the  holders  of  Securities,   their  respective  counsel  and  the  Public
Underwriter, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospec-

tus) and any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of any such prospectus or any amendment or supplement thereto by the Consultant, the holders of Securities and the Public Underwriter, if any, in connection with the offering and sale of the Securities covered by such prospectus or any amendment or supplement thereto;

                                     (ix) Prior to any public offering of
Securities, use its best efforts, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities or "blue sky" law of such jurisdictions as the Consultant may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any such jurisdiction; in each jurisdiction where such qualification shall be effected, use its best efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction to continue such qualification;

                                     (x) Cooperate with the Consultant, the
holders of the Securities and the Public Underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Securities to e in such denominations and registered in such names as the Public Underwriter, if any, may request at least two (2) business days prior to any sale of such Securities;

                                     (xi) Use its reasonable best efforts to
cause the Securities covered by the Registration Statement to be registered with or approved by such other governmental bodies, agencies or authorities as may be necessary to enable the Consultant, the holders of the Securities or the Public Underwriter, if any, to consummat the disposition of such Securities;

                                     (xii) Make every reasonable effort to cause
all Securities covered by such Registration Statement to be (1) listed on each securities exchange, if any, in which equity securities issued by the Company are then listed or (2) quoted on the NNM if the Company's Common Stock is then authorized to be quoted on the NNM or, if not authorized to be quoted on the NNM, quoted on The Nasdaq Small Cap Market if the Company=s Common Stock is then authorized to be quote on The Nasdaq Small Cap Market;

                                     (xiii) Enter into such agreements
(including, without limitation, if applicable, an underwriting agreement, in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Securities and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) mak such representations and warranties to the Consultant and the holders of the Securities with respect to the business of the Company and its subsidiaries and the Public Underwriter, if any, the Registration Statement, the prospectus, the prospectus supplement (if any) and documents, if any, incorporated or deemed to be incorporated by reference in the Registration Statement, in each case in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Consultant and the holders of the Securities), addressed to the Consultant and the holders of the Securities with respect to the matters referred to in the preceding clause in such form, scope and substance as are customarily rendered to underwriters in underwritten offerings and such other matters as may be reasonably requested by counsel to the Consultant, the holders of the Securities or the Public Underwriter, if any; (3) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the
Registration Statement) addressed to the Consultant, the holders of the Securities and each of the Public Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Section 12 hereof (or such other provisions and procedures as shall be acceptable to the Consultant, the holders of the Securities and to the Public Underwriter of such underwritten offering) with respect to all parties to be indemnified pursuant to said section; and (5) deliver such documents and certificates as may be reasonably requested by the Consultant , the holders of the Securities and the Public Underwriter, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                                     (xiv) Make available for inspection by a
representative of the Consultant or the holders of the Securities or any Public Underwriter participating in any disposition
pursuant to such Registration Statement, and any attorney or accountant retained by the Consultant or the holders of the Securitie or such Public Underwriter, all financial and other records, pertinent corporate documents and properties and assets of the Company and its subsidiaries and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Consultant, Public Underwriter, attorney or accountant in connection with any registration of the Securities; provided, however, that any records, information or documents that are designated by, the Company in writing at the time of delivery of such records, information or documents as confidential shall be kept confidential by such persons unless (1) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory bodies, agencies or authorities, (2) disclosure of such records, information or documents is, in the opinion of counsel to the Consultant or the holders of the Securities or to any Public Underwriter, required by law, regulations or legal process, (3) such records, information or documents are otherwise publicly available or (4) such records, information or documents become available to such person from a source other than the Company, and such source is not bound by a confidentiality agreement;

                                     (xv) If the Company, in the exercise of its
reasonable judgment, objects to any change reasonably requested by the Consultant, the holders of the Securities or the Public Underwrite , if any, to any Registration Statement or prospectus or any amendments or supplements thereto (including documents incorporated or deemed to be incorporated therein by reference) as provided for in this Section 11.3(h), the Company shall not be obligated to make any such change and the Consultant or the holders of the Securities may withdraw Securities from such registration, in which event the Company shall pay all registration expenses (including, without limitations, attorneys' fees and expenses) incurred by the Consultant and the holders of the Securities in connection with such Registration Statement or prospectus or any amendment thereto or supplement thereof; provided, that if the Company provides the Consultant and the holders of the Securities, as applicable, with a written opinion of independent counsel (which counsel may be the Company's regular outside counsel), upon which the Consultant and such holders of the Securities may rely, that the change so requested is not required in order that the Registration Statement comply with all applicable securities laws (including any rules and regulations promulgated thereunder), the Consultant and such holders of the Securities may withdraw Securities from such registration but the Company shall not be obligated to pay any registration expenses incurred by the Consultant and the holders of the Securities; and

                                  (xvi) Pay all costs and expenses incident to
the  performance of or compliance with the Company's  obligations  under Section
11.2 hereof nd under this Section 11.3 (collectively, "Registration Expenses") whether or not any Registration Statement is filed or becomes effective, including, without limitation, the fees and disbursements of the Company's auditors, legal counsel, special legal counsel, legal counsel responsible for qualifying the Securities under blue sky laws, all filing fees and printing expenses, all expenses in connection with the transfer and delivery of the Securities, and all expenses in connection with the qualification of the Securities under applicable blue sky laws; provided, however, that the Company shall not bear the Public Underwriter's discount or commission with respect to, or any transfer taxes imposed on, the Securities or the fees and expenses of counsel to the Consultant or the holders of the Securities; provided, further, however, that the Consultant shall not be responsible in any way for any fees or expenses of the Company's counsel, except, in each case, as provided in this
Section 11.3.

                                     (xvii  For purposes of this Section 11, a
holder of Securities shall include any holder of the Securities which have not been offered to the public.

         Section 12.  Indemnification and Contribution.

                  12.1 Indemnification of Warrantholders. The Company agrees to indemnify and hold harmless the Warrantholders and any

Holder of Securities (for purposes of this Section 12, "Holder" shall include such individuals and the officers, directors, partners, employees, agents and counsel of a Warrant holder or a holder of Securities), and each person, if any, who controls a Holder ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable attorneys' fees and expenses) or liabilities and all actions, suits, proceedings, injuries, arbitrations, investigations, litigation or governmental or other proceedings (in this Section 12, collectively, "actions") in respect thereof, whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating preparing or defending against any action, commenced or threatened, or any claim whatsoever), as such are incurred, to which a Holder or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any preliminary prospectus, the Current Registration Statement, the Registration Statement or any prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Warrants; or
(iii) in any application or other document or written communication (in this Section 12, collectively, "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc. (the "NASD") or the NNM or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in light of the circumstances in which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to a Holder by or on behalf of such Holder expressly for use in any preliminary prospectus, the Current Registration Statement, the Registration Statement or any prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. In addition to its other obligations under this Section 12.1, the Company agrees that, as an interim measure during the pendency of any action arising out of or based upon any untrue statement or omission, or alleged untrue statement or alleged omission as described in this Section 12.1, it shall reimburse the Holders (and, to the extent applicable, each controlling person) on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such action notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligations to reimburse the Holders (and, to the extent applicable, each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is so held to have been improper as to the Company, the Holders (and, to the extent applicable, each controlling person) shall promptly return it to the Company, together with interest compounded daily, based on the "reference rate" announced from time to time by Bank of America NTSA (the "Prime Rate"). Any such interim reimbursement payments which are not made to the applicable Holder within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                           The indemnity agreement in this subsection 12.1
shall be in addition to any liability which the Company may have at common law o otherwise.

                  12.2 Intentionally Left Blank.

                  12.3 Notice of Claim. Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party shall notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 12 except to t e extent that such indemnifying party has been materially prejudiced by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties shall be entitled to participate therein, and to the extent it or they may elect by written notice delivered to the indemnified party or parties promptly after receiving the aforesaid notice from such indemnified party or parties, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, an indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party or parties in connection with the defense of such action at the expense of the indemnifying party or parties,
(ii) the indemnifying party or parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party shall have reasonably concluded that there may be one or more defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel (in addition to appropriate local counsel) shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to appropriate local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 12 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent may not be unreasonably withheld.

                  12.4 Contribution. In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 12, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 12 provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to in the first sentence of this Section 12.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12.4, in a registration statement that includes a Holder's Securities pursuant to Sections 11.2 or 11.3 hereof, no Holder shall be required to contribute any amount in excess of the net proceeds (before deducting expenses) applicable to the Securities sold by such Holder pursuant to such registration statement and prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act and the cases and promulgations thereunder) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect to which a claim for contribution may be made against another party or parties under this Section 12.4, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 12.4 except to the extent it has been materially prejudiced by such failure. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         Section 13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed, delivered by hand or transmitted by any standard form of telecommunication. Notices to the Warrantholders or a holder of Securities shall be directed to:

 X90701
         Attention: Dr. Alan V. Phan.

         Section 14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Consultant, the Company and the Warrantholders and the holders of Securities and the controlling persons, officers, directors and others referred to in Section 12 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, re edy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

         Section 15. Merger or Consolidation of the Company. The Company shall not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 8.4 hereof are complied with.

         Section 16. Survival of Representations and Warranties. All statements contained in this Agreement, ny schedule, exhibit, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive the termination of this Agreement and the issuance, sale and delivery of the Warrant and the Securities.

         Section 17. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

         Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.
          Section 19. Entire Agreement, Amendments. This Agreement constitutes the entire agreement of the parties hereto concerning the subject matter hereof and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended, modified or altered except in a writing signed by the Consultant and the Company.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, al as of the day and year first above written.


HARTCOURT COMPANIES, INC.


                            By: /S/ DR. ALAN V. PHAN
                                                              Dr. Alan V. Phan
                                    President



AMERICAN EQUITIES LLC


                              By: /S/ REID BREITMAN
                                  Reid Breitman
                                    President

                                             WARRANT CERTIFICATE NO. 1

                                            WARRANT TO PURCHASE 400,000
                                              SHARES OF COMMON STOCK

                                               VOID AFTER 5:00 P.M.
                                        PACIFIC TIME, ON DECEMBER 20, 2002

                                             HARTCOURT COMPANIES, INC.

                                            INCORPORATED UNDER THE LAWS
                                               OF THE STATE OF UTAH

         This certifies that, for value received, AMERICAN EQUITIES LLC, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from HARTCOURT COMPANIES, INC. (the "Company"), at any time and upon 75 days notice, during the period commencing at 9:00 am., Pacific time, on December 20, 1996, and before 5:00 p.m., Pacific time, on December 20, 2002, at the purchase price per share of Common Stock of $0.30 (the "Purcha e Price"), 400,000 shares of Common Stock of the Company (the "Warrant Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant or exercise price of such shares and Redeemable Warrants evidenced hereby shall be subject to adjustment from time to time as set forth in the Consultant=s Warrant Agreement, dated as of December 20, 1996, by and between the Company and the Consultant (the "Consultant=s Warrant Agreement").

         The Warrants evidenced hereby are issued under and in accordance with the Consultant=s Warrant Agreement and a Warrant Agreement dated December 20, 1996 between the Company and American Equities LLC, as warrant agent (the "Redeemable Warrant Agreement"), and are subject to the terms and provisions contained in the Consultant=s Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate wit the Purchase Form attached hereto duly executed (with a signature


Warrant Agreement
guarantee as provided hereon) and, after expiration of a 75 day notice period, payment of the respective Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in any manner allowed in the Consultant=s Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificat in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Warrant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Consultant=s Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a shareholder of the Company.


HARTCOURT COMPANIES, INC.



                            By: /S/ DR. ALAN V. PHAN
                                                               Dr. Alan V. Phan
                                    President
Dated: December 20, 1996



Warrant Agreement

WARRANT CERTIFICATE NO. 2

WARRANT TO PURCHASE 400,000
SHARES OF COMMON STOCK

VOID AFTER 5:00 P.M.
PACIFIC TIME, ON DECEMBER 20, 2002

HARTCOURT COMPANIES, INC.

INCORPORATED UNDER THE LAWS
OF THE STATE OF UTAH

         This certifies that, for value received, AMERICAN EQUITIES LLC, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from HARTCOURT COMPANIES, INC. (the "Company"), at any time and upon 75 days notice, during the period commencing at 9:00 am., Pacific time, on December 20, 1996, and before 5:00 p.m., Pacif c time, on December 20, 2002, at the purchase price per share of Common Stock of $0.60 (the "Purchase Price"), 400,000 shares of Common Stock of the Company (the "Warrant Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant or exercise price of such shares and Redeemable Warrants evidenced hereby shall be subject to adjustment from time to time as set forth in the Consultant=s Warrant Agreement, dated as of December 20, 1996, by and between the Company and the Consultant (the "Consultant=s Warrant Agreement").

         The Warrants evidenced hereby are issued under and in accordance with the Consultant=s Warrant Agreement and a Warrant Agreement dated December 20, 1996 between the Company and American Equities LLC, as warrant agent (the "Redeemable Warrant Agreement"), and are subject to the terms and provisions contained in the Consultant=s Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

         The Warrants e idenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature


Warrant Agreement
guarantee as provided hereon) and, after expiration of a 75 day notice period, payment of the respective Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in any manner allowed in the Consultant=s Warrant Agreement.

         Upon any partial exercise of the Warra ts evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Warrant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Consultant=s Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a shareholder of the Company.


HARTCOURT COMPANIES, INC.



                            By: /S/ DR. ALAN V. PHAN
                                Dr. Alan V. Phan
                       President Dated: December 20, 1996




Warrant Agreement

WARRANT CERTIFICATE NO. 3

WARRANT TO PURCHASE 400,000
SHARES OF COMMON STOCK

VOID AFTER 5:00 P.M.
PACIFIC TIME, ON DECEMBER 20, 2002

HARTCOURT COMPANIES, INC.

INCORPORATED UNDER THE LAWS
OF THE STATE OF UTAH

         This certifies that, for value received, AMERICAN EQUITIES LLC, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from HARTCOURT COMPANIES, INC. (the "Company"), at any time and upon 75 days notice, duri g the period commencing at 9:00 am., Pacific time, on December 20, 1996, and before 5:00 p.m., Pacific time, on December 20, 2002, at the purchase price per share of Common Stock of $1.50 (the "Purchase Price"), 400,000 shares of Common Stock of the Company (the "Warrant Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant or exercise price of such shares and Redeemable Warrants evidenced hereby shall be subject to adjustment from time to time as set forth in the Consultant=s Warrant Agreement, dated as of December 20, 1996, by and between the Company and the Consultant (the "Consultant=s Warrant Agreement").

         The Warrants evidenced hereby are issued under and in accordance with the Consultant=s Warrant Agreement and a Warrant Agreement dated December 20, 1996 between the Company and American Equities LLC, as warrant agent (the "Redeemable Warrant Agreement"), and are subject to the terms and provisions contained in the Consultant=s Warrant Agr ement, to all of which the Warrantholder by acceptance hereof consents.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature


Warrant Agreement
guarantee as provided hereon) and, after expiration of a 75 day notice period, payment of the respective Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in any manne allowed in the Consultant=s Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Wa rant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Consultant=s Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a hareholder of the Company.


HARTCOURT COMPANIES, INC.



                            By: /S/ DR. ALAN V. PHAN
                                                               Dr. Alan V. Phan
                                    President
Dated: December 20, 1996



Warrant Agreement

WARRANT CERTIFICATE NO. 4

WARRANT TO PURCHASE 400,000
SHARES OF COMMON STOCK

VOID AFTER 5:00 P.M.
PACIFIC TIME, ON DECEMBER 20, 2002

HARTCOURT COMPANIES, INC.

INCORPORATED UNDER THE LAWS
OF THE STATE OF UTAH

         This certifies that, for value received, AMERICAN EQUITIES LLC, the registered holder hereof or assigns (the "Warrantholder"), is entitled t purchase from HARTCOURT COMPANIES, INC. (the "Company"), at any time and upon 75 days notice, during the period commencing at 9:00 am., Pacific time, on December 20, 1996, and before 5:00 p.m., Pacific time, on December 20, 2002, at the purchase price per share of Common Stock of $1.80 (the "Purchase Price"), 400,000 shares of Common Stock of the Company (the "Warrant Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant or exercise price of such shares and Redeemable Warrants evidenced hereby shall be subject to adjustment from time to time as set forth in the Consultant=s Warrant Agreement, dated as of December 20, 1996, by and between the Company and the Consultant (the "Consultant=s Warrant Agreement").

         The Warrants evidenced hereby are issued under and in accordance with the Consultant=s Warrant Agreement and a Warrant Agreement dated December 20, 1996 between the Company and American Equities LLC, as warrant agent (the "Redeemable Warran Agreement"), and are subject to the terms and provisions contained in the Consultant=s Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature


Warrant Agreement
guarantee as provided hereon) and, after expiration of a 75 day notice period, payment of the respective Warrant Price at the principal office f the Company. Payment of such price shall be made at the option of the Warrantholder in any manner allowed in the Consultant=s Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Cer ificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Warrant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Consultant=s Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a shareholder of the Company.


HARTCOURT COMPANIES, INC.



                            By: /S/ DR. ALAN V. PHAN
                                                               Dr. Alan V. Phan
                                    President
Dated: December 20, 1996




Warrant Agreement

WARRANT CERTIFICATE NO. 5

WARRANT TO PURCHASE 400,000
SHARES OF COMMON STOCK

VOID AFTER 5:00 P.M.
PACIFIC TIME, ON DECEMBER 20, 2002

HARTCOURT COMPANIES, INC.

INCORPORATED UNDER THE LAWS
OF THE STATE OF UTAH

         This certifies that, for value received AMERICAN EQUITIES LLC, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from HARTCOURT COMPANIES, INC. (the "Company"), at any time and upon 75 days notice, during the period commencing at 9:00 am., Pacific time, on December 20, 1996, and before 5:00 p.m., Pacific time, on December 20, 2002, at the purchase price per share of Common Stock of $2.10 (the "Purchase Price"), 400,000 shares of Common Stock of the Company (the "Warrant Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant or exercise price of such shares and Redeemable Warrants evidenced hereby shall be subject to adjustment from time to time as set forth in the Consultant=s Warrant Agreement, dated as of December 20, 1996, by and between the Company and the Consultant (the "Consultant=s Warrant Agreement").

         The Warrants evidenced hereby are issued under and in accordance with the Consultant=s Warrant Agreement and a Warrant Agreement dated Dece ber 20, 1996 between the Company and American Equities LLC, as warrant agent (the "Redeemable Warrant Agreement"), and are subject to the terms and provisions contained in the Consultant=s Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature


Warrant Agreement
guarantee as provided hereon) and, after e piration of a 75 day notice period, payment of the respective Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in any manner allowed in the Consultant=s Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exer ised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Warrant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Consultant=s Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a shareholder of the Company.


HARTCOURT COMPANIES, INC.



                            By: /S/ DR. ALAN V. PHAN
                                                               Dr. Alan V. Phan
                                    President
Dated: December 20, 1996



Warrant Agreement

                                              HARTCOURT COMPANIES, INC.
                                                    PURCHASE FORM

HARTCOURT COMPANIES, INC. (the "Company")
19104 S. Norwalk Blvd.
Artesia, California 90701
Attention:  President

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of common stock of the Company (the "Warrant Stock") provided for therein, and requests that certificates for the W rrant Stock be issued in the name of:

                                    ------------------------------------------
              (Please print or Type Name, Address and Social Security Number)

                                    ------------------------------------------

                                    ------------------------------------------


and, if said number of shares of Warrant Stock shall not be all the Warrant Stock purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated:_________________

Name of Warrantholder or Assignee:
-------------------------
                                 (Please Print)
Address:                                             _________________________
                                                    -------------------------
Signature:        _________________________

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.


Warrant Agreement

Signature Guaranteed:_____________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange of the National Association of Securities Dealers, Inc.)



Warrant Agreement

    ASSIGNMENT
(To be signed only upon assignment of Warrants)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase shares of Warrant Stock represented by the within Warrant Certificate unto, and requests that a c rtificate for such Warrant be issued in the name of:


                                        -------------------------------------
                (Name and Address of Assignee Must be Printed or Typewritten)

                                        -------------------------------------

                                        -------------------------------------

hereby irrevocably constituting and appointing _______________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises and, if said number of warrant Stock shall not be all of the Securities purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the Securities purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder and delivered to such Warrantholder's address as then set forth on the Company's books.


Dated:_______________
                                                ____________________________

                                       Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:_____________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.



Warrant Agreement